Exhibit 99(b)

MERCK & CO., INC.
FOURTH QUARTER

	4Q '01	4Q '00	% CHG.

TOTAL SALES	$12,558.0	$11,467.3	10%

TOTAL COSTS, EXPENSES, & OTHER	$9,899.5	$8,956.2

Materials & Production	7,642.4	6,570.6

Marketing & Administrative	1,555.4	1,774.1

Research & Development	716.4	662.4

Equity Income From Affiliates	(128.2)	(145.5)

Other (Income)/Expense, Net	113.5	94.6

PRE-TAX INCOME	$2,658.5	$2,511.1

TAXES	$797.6	$746.7

TAX RATE	30.0%	29.7%

NET INCOME	$1,860.9	$1,764.4	5%

EPS — ASSUMING DILUTION	$0.81	$0.75	8%

AVG. # SHARES — ASSUMING DILUTION	2,301.0	2,355.8

	4Q '01	% CHG.	VOL	PX	FX

TOTAL SALES	$12,560	10%	5	6	-1

Total U.S. and Foreign Sales	5,595	4%	8	-2	-2

U.S.	3,485	0%	2	-2	0

Foreign	2,110	11%	17	-2	-4

Other Medco Sales	6,965	15%

Exhibit 99(b)

MERCK & CO., INC.
FULL YEAR

	2001	2000	% CHG.

TOTAL SALES	$47,715.7	$40,363.2	18%

TOTAL COSTS, EXPENSES, & OTHER	$37,313.1	$30,539.1

Materials & Production	28,976.5	22,443.5

Marketing & Administrative	6,224.4	6,167.7

Research & Development	2,456.4	2,343.8

Equity Income From Affiliates	(685.9)	(764.9)

Other (Income)/Expense, Net	341.7	349.0

PRE-TAX INCOME	$10,402.6	$9,824.1

TAXES	$3,120.8	$3,002.4

TAX RATE	30.0%	30.6%

NET INCOME	$7,281.8	$6,821.7	7%

EPS — ASSUMING DILUTION	$3.14	$2.90	8%

AVG. # SHARES — ASSUMING DILUTION	2,322.3	2,353.2

	2001	% CHG.	VOL	PX	FX

TOTAL SALES	$47,715	18%	14	5	-1

Total U.S. and Foreign Sales	21,350	6%	8	0	-2

U.S.	13,590	5%	4	1	0

Foreign	7,760	6%	14	-1	-7

Other Medco Sales	26,365	31%

Exhibit 99(b)

MERCK & CO., INC.
OTHER FINANCIAL DISCLOSURES
FOURTH QUARTER
2001

OTHER (INCOME)/EXPENSE, NET

			FULL	FULL
	4Q '01	4Q '00	YEAR 2001	YEAR 2000

INTEREST INCOME	$(109.8)	$(144.2)	$(490.1)	$(470.6)

INTEREST EXPENSE	109.5	129.3	464.7	484.4

EXCHANGE (GAINS)/LOSSES	15.1	(2.5)	(3.5)	(34.4)

MINORITY INTERESTS	72.3	77.9	290.6	308.7

AMORTIZATION OF GOODWILL AND INTANGIBLES	85.3	81.0	330.1	319.1

Other, net	(58.9)	(46.9)	(250.1)	(258.2)

TOTAL	$113.5	$94.6	$341.7	$349.0

JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a “NET” basis, rounded to the nearest $5 million.

			FULL	FULL
Merial	4Q '01	4Q '00	YEAR 2001	YEAR 2000

IVOMEC, HEARTGARD, other avermectins	$130	$130	$495	$535

FRONTLINE	70	70	410	345

Biologicals	100	80	355	320

Other Animal Health	45	45	190	195

Poultry Genetics	55	50	210	215

TOTAL MERIAL SALES	$400	$375	$1,660	$1,610

			FULL	FULL
Aventis Pasteur-MSD	4Q '01	4Q '00	YEAR 2001	YEAR 2000

HEPATITIS VACCINES	$20	$25	$90	$135

VIRAL VACCINES	5	10	40	45

Other Vaccines	105	100	370	360

TOTAL AP-MSD SALES	$130	$135	$500	$540

TOTAL MEDCO PRESCRIPTION/CLAIMS VOLUME (in millions)

	2001	2000	% Chg

FIRST QUARTER	138	99	39%

SECOND QUARTER	134	98	37%

THIRD QUARTER	128	120	7%

FOURTH QUARTER	137	135	2%

YEAR TO DATE	537	452	19%

Exhibit 99(b)

MERCK & CO., INC.
PRODUCT SALES DETAIL

	4Q '01 vs. 4Q '00

	TOTAL	TOTAL	U.S.	U.S.	Foreign	Foreign
PRODUCT	% CHG	$	% CHG	$	% CHG	$

VIOXX	-21%	$550	-36%	$365	42%	$185

VASOTEC / VASERETIC	-24%	250	-69%	20	-13%	230

PRINIVIL / PRINZIDE	33%	320	37%	295	0%	25

COZAAR / HYZAAR	-11%	470	-42%	155	19%	315

MEVACOR	-4%	120	-10%	95	25%	25

ZOCOR	41%	2,055	55%	1,500	13%	555

AGGRASTAT	33%	40	0%	25	N/M	15

SINGULAIR	43%	350	37%	260	64%	90

MAXALT	18%	65	13%	45	33%	20

PROPECIA	11%	50	-20%	20	50%	30

PROSCAR	32%	165	46%	95	17%	70

PRIMAXIN	6%	165	10%	55	5%	110

CANCIDAS	N/M	15	N/M	10	N/M	5

PEPCID	-90%	25	-93%	15	-50%	10

FOSAMAX	49%	470	60%	335	29%	135

CRIXIVAN/STOCRIN	-38%	75	-64%	20	-15%	55

TIMOPTIC/TIMOPTIC XE	-31%	45	N/M	5	-11%	40

TRUSOPT/COSOPT	25%	125	33%	60	18%	65

HEPATITIS VACCINES	-7%	70	-14%	60	N/M	10

VIRAL VACCINES	-22%	90	-24%	80	0%	10

OTHER VACCINES	N/M	70	N/M	25	N/M	45

NOTE: Product sales rounded to the nearest $5 million.

N / M — Not Meaningful

Exhibit 99(b)

MERCK & CO., INC.
PRODUCT SALES DETAIL

	FULL YEAR 2001 OVER 2000

	TOTAL	TOTAL	U.S.	U.S.	Foreign	Foreign
PRODUCT	% CHG	$	% CHG	$	% CHG	$

VIOXX	18%	$2,555	9%	$1,895	59%	$660

VASOTEC / VASERETIC	-41%	1,050	-82%	130	-15%	920

PRINIVIL / PRINZIDE	17%	1,260	21%	1,165	-14%	95

COZAAR / HYZAAR	11%	1,905	3%	795	17%	1,110

MEVACOR	-2%	510	0%	425	-11%	85

ZOCOR	26%	6,670	38%	4,690	6%	1,980

AGGRASTAT	-4%	125	-20%	80	50%	45

SINGULAIR	60%	1,375	58%	1,060	66%	315

MAXALT	42%	270	45%	210	33%	60

PROPECIA	8%	210	11%	105	5%	105

PROSCAR	22%	575	33%	305	13%	270

PRIMAXIN	0%	605	3%	185	-1%	420

CANCIDAS	N/M	40	N/M	30	N/M	10

PEPCID	-58%	355	-62%	295	-20%	60

FOSAMAX	38%	1,760	45%	1,275	23%	485

CRIXIVAN/STOCRIN	-23%	410	-19%	170	-25%	240

TIMOPTIC/TIMOPTIC XE	-18%	210	-29%	50	-14%	160

TRUSOPT/COSOPT	16%	425	21%	205	13%	220

HEPATITIS VACCINES	-1%	340	-3%	305	17%	35

VIRAL VACCINES	-1%	515	-2%	475	14%	40

OTHER VACCINES	N/M	170	N/M	90	N/M	80

NOTE: Product sales rounded to the nearest $5 million.

N / M — Not Meaningful